                                                             EXHIBIT 10.13 Cover

                             SCHEIN HOLDINGS, INC.


                            1993 STOCK OPTION PLAN


                   (formerly the Schein Pharmaceutical, Inc.
                            1993 Stock Option Plan)



As of November 5, 1993

                                                               EXHIBIT 10.13 TOC

                               Table of Contents
                               -----------------

                                                                                            PAGE
                                                                                            ----
1.   Purposes of the Plan.................................................................      1

2    Definitions..........................................................................      1

3.   Effective Date/Expiration of Plan....................................................      3

4.   Administration.......................................................................      3

     (a)  Duties of the Committee.........................................................      3
     (b)  Advisors........................................................................      4
     (c)  Indemnification.................................................................      4
     (d)  Meetings of the Committee.......................................................      4

5.   Shares; Adjustment Upon Certain Events...............................................      5

     (a)  Shares to be Delivered; Fractional Shares.......................................      5
     (b)  Number of Shares................................................................      5
     (c)  Adjustments; Recapitalization, etc..............................................      5

6.   Awards and Terms of Options..........................................................      7

     (a)  Grant...........................................................................      7
     (b)  Exercise Price..................................................................      7
     (c)  Number of Shares................................................................      7
     (d)  Exercisability..................................................................      7
     (e)  Special Rule for Incentive Options..............................................      7
     (f)  Acceleration of Exercisability Upon Change of Control...........................      8
     (g)  Exercise of Options.............................................................     10

7.   Effect of Termination of Employment..................................................     11

     (a)  Death, Disability, Retirement, etc..............................................     11
     (b)  Cause...........................................................................     11
     (c)  Other Termination...............................................................     11

8.   Nontransferability of Options........................................................     12

9.   Rights as a Stockholder..............................................................     12

10.  Determinations.......................................................................     12

11.  Termination, Amendment and Modification..............................................     12

12.  Non-Exclusivity......................................................................     13

13.  Use of Proceeds......................................................................     13

14.  General Provisions...................................................................     13

     (a)  Right to Terminate Employment...................................................     13
     (b)  Purchase for Investment.........................................................     13
     (c)  Trusts, etc.....................................................................     14
     (d)  Notices.........................................................................     14
     (e)  Severability of Provisions......................................................     14
     (f)  Payment to Minors, Etc..........................................................     14
     (g)  Headings and Captions...........................................................     15
     (h)  Controlling Law.................................................................     15

15.  Issuance of Stock Certificates;
     Legends; Payment of Expenses.........................................................     15

     (a)  Stock Certificates..............................................................     15
     (b)  Legends.........................................................................     15
     (c)  Payment of Expenses.............................................................     15

16.  Listing of Shares and Related Matters................................................     15

I7.  Withholding Taxes....................................................................     16

                                                                   EXHIBIT 10.13

                             SCHEIN HOLDINGS, INC.

                            1993 STOCK OPTION PLAN


1.   Purposes of the Plan
     --------------------

          The purposes of this Schein Holdings, Inc. 1993 Stock Option Plan (formerly the Schein Pharmaceutical, Inc. 1993 Stock Option Plan) (the "Plan") are to enable Schein Holdings, Inc. ("Holdings") and its Subsidiaries (as defined herein) to attract, retain and motivate the employees who are important to the success and growth of the business of Holdings and to enhance the long-term mutuality of interest between the Key Employees (as defined herein) and the stockholders of Holdings by granting the Key Employees options (which may be either Incentive Stock Options (as defined herein) or non-qualified stock options) to purchase Holdings' Common Stock (as defined herein).


2.   Definitions
     -----------

          (a) "Act" means the Securities Exchange Act of 1934.

          (b) "Board" means the Board of Directors of Holdings.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of one or more directors as may be appointed from time to time by the Board. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

          (e) "Common Stock" means the common stock of Holdings, par value $0.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

          (f) "Company" means Holdings, and any of its Subsidiaries whose employees are Participants in the Plan.

          (g) "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion. A Disability shall be deemed to occur at the time of the determination by the Committee of the Disability.

          (h) "Equity Investor Transaction" means a transaction (or series of transactions) resulting in the stockholders (or beneficiaries of any such stockholders which are trusts) of the Company receiving after November 1, 1993 and prior to December 31, 1994 not less than $200 million in the aggregate in respect of the disposition of shares of Holdings, by cash, dividend or otherwise.

          (i) "Fair Market Value" means the value of a Share (as defined herein) on a particular date, determined as follows:

               (i) if the Common Stock is listed or admitted to trading on such date on a national securities exchange or quoted through the National Association of Securities Dealers' Automated Quotation ("NASDAQ") National Market System, the closing sale price of a Share as reported on the relevant composite transaction tape, if applicable, or on the principal such exchange (determined by trading value in the Common Stock) or through the National Market System, as the case may be, on such date, or in the absence of reported sales on such date, the mean between the highest reported bid and lowest reported asked prices reported on such composite transaction tape or exchange or through the National Market System, as the case may be, on such date; or

               (ii) if the Common Stock is not listed or quoted as described in the preceding clause, but bid and asked prices are quoted through NASDAQ, the mean between the highest reported bid and lowest reported asked prices as quoted through NASDAQ on such date; or

               (iii) if the Common Stock is not listed or quoted on a national securities exchange or through NASDAQ or, if pursuant to (i) and (ii) above the Fair Market Value is to be determined based upon the mean of the highest reported bid and lowest reported asked prices and the Committee determines that such mean does not properly reflect the Fair Market Value, by such other method as the Committee determines to be reasonable and consistent with applicable law; or

               (iv) if the Common Stock is not publicly traded, such amount as is set by the Committee in good faith.

          (j) "Incentive Stock Option" means any Option intended to qualify as an "incentive stock option", as defined in Section 422 of the Code.

          (k) "Key Employee" means any person who is an executive officer or other valuable employee of the Company, as determined by the Committee, including those individuals described in Section 5(c)(iv). A Key Employee may, but need not, be an officer or director of the Company.

          (l) "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan. An Option may be an Incentive Stock Option or a non-qualified option.

          (m) "Participant" means a Key Employee of the Company who is granted Options under the Plan.

          (n) "Share" means a share of Common Stock.

          (o) "Subsidiary" means any corporation more than 50% of the voting stock of which is directly or indirectly beneficially owned by Holdings. An entity shall be deemed a Subsidiary of Holdings only for such periods as the requisite ownership relationship is maintained.

          (p) "Substantial Stockholder" means any Participant who at the time of grant owns directly or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code Shares possessing more than 10% of the total combined voting power of all classes of stock of Holdings.

          (q) "Termination of Employment" with respect to an individual means that individual is no longer an employee of Holdings or any of its Subsidiaries. In the event an entity shall cease to be a Subsidiary of Holdings, there shall be deemed a Termination of Employment of any individual who is not otherwise an employee of Holdings or another Subsidiary of Holdings at the time
the entity ceases to be a Subsidiary.   A Termination of Employment shall not
include a leave of absence approved for purposes of the Plan by the Committee.


3.   Effective Date/Expiration of Plan
     ---------------------------------

          The Plan became effective upon its adoption by the Board of Directors of Schein Pharmaceutical, Inc., a subsidiary of Holdings ("SPINC"), and approval by the stockholders of SPINC (the "Effective Date"), and was assumed by Holdings, a holding company owning all of the capital stock of SPINC at the time the Plan was assumed and conducting no business other than through SPINC and its subsidiaries. Grants of Options under the Plan were made after adoption of the Plan by the Board and from time to time may be made, subject to stockholder approval to the extent required by law. Contemporaneously with the assumption of the Plan by Holdings, Options previously granted under the Plan were automatically converted into Options to purchase Shares of Common Stock of Holdings. No Option shall be granted under the Plan on or after the tenth anniversary of the Effective Date (the "Termination Date"), but Options granted prior to the Termination Date may be exercised after the Termination Date.


4.   Administration
     --------------

          (a) Duties of the Committee. The Plan shall be administered by the
              -----------------------
Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine which Options granted under the Plan shall be Incentive Stock Options; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.

          (b) Advisors. The Committee may designate the Secretary of Holdings,
              --------
other employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute Option Agreements (as defined herein) or other documents on behalf of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          (c) Indemnification. No officer of Holdings or SPINC or member or
              ---------------
former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the charter or by-laws of Holdings or SPINC and to the extent not covered by Holdings' or SPINC's insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by Holdings against any cost or expense (including reasonable fees of counsel reasonably acceptable to Holdings) or liability (including any sum paid in settlement of a claim with the approval of Holdings), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the charter or by-laws of Holdings or any Subsidiary of Holdings.

          (d) Meetings of the Committee. The Committee shall select one of its
              -------------------------
members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.


5.   Shares; Adjustment Upon Certain Events
     --------------------------------------

          (a) Shares to be Delivered; Fractional Shares. Shares to be issued
              -----------------------------------------
under the Plan shall be made available, at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by Holdings and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, Holdings shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

          (b) Number of Shares. Subject to adjustment as provided in this
              ----------------
Section 5, the maximum aggregate number of Shares that may be issued under the Plan shall be [27,400]. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit.

          (c) Adjustments; Recapitalization, etc.  The existence of the Plan and
              ----------------------------------
the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of Holdings to make or authorize any adjustment, recapitalization, reorganization or other change in Holdings' capital structure or its business, any merger or consolidation of Holdings, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of Holdings or any of its Subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. If and whenever Holdings takes any such action, however, the following provisions, to the extent applicable, shall govern:

               (i) If and whenever Holdings shall effect a stock split, stock dividend, subdivision, recapitalization or combination of Shares or other changes in Holdings' capital stock, (x) the Purchase Price (as defined herein) per Share and the number and class of Shares and/or other securities with respect to which outstanding Options thereafter may be exercised, and (y) the total number and class of Shares and/or other securities that may be issued under this Plan shall be proportionately adjusted by the Committee. The Committee may also make such other adjustments as it deems necessary to take into consideration any other event (including, without limitation, accounting changes), if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan.

               (ii) Subject to Section 5(c)(iii), if Holdings merges or consolidates with one or more corporations, then from and after the effective date of such merger or consolidation, upon exercise of Options theretofore granted, the Participant shall be entitled to purchase under such Options, in lieu of the number of Shares as to which such Options shall then be exercisable but on the same terms and conditions of exercise set forth in such Options, the number and class of Shares and/or other securities or property (including cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the total number of Shares receivable upon exercise of such Options (whether or not then exercisable).

               (iii) In the event of a merger or consolidation in which Holdings is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of Holdings' outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all Holdings' assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its discretion terminate all outstanding Options as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options). If an Acquisition Event occurs and the Committee does not terminate the outstanding Options pursuant to the preceding sentence, then the provisions of Section 5(c)(ii) shall apply.

               (iv) Subject to Section 5(b), the Committee may grant Options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

               (v) If, as a result of any adjustment made pursuant to the preceding paragraphs of this Section 5, any Participant shall become entitled upon exercise of an Option to receive any securities other than Common Stock, then the number and class of securities so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Section 5, as determined by the Committee in its discretion.

               (vi) Except as hereinbefore expressly provided, the issuance by Holdings of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares and/or other securities or property subject to Options theretofore granted or the Purchase Price.


6.    Awards and Terms of Options
      ---------------------------

          (a) Grant. The Committee may grant Options, including Options intended
              -----
to be Incentive Stock Options, to Key Employees of the Company. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such form as the Committee shall approve from time to time.

          (b) Exercise Price. The purchase price per Share (the "Purchase
              --------------
Price") deliverable upon the exercise of an Option shall be determined by the Committee, subject to the following: (i) the Purchase Price shall not be less than the par value of a Share and (ii) in the case of Incentive Stock Options, the Purchase Price shall not be less than 100% (110% for an Incentive Stock Option granted to a Substantial Stockholder) of the Fair Market Value per share on the date the Incentive Stock Option is granted.

          (c) Number of Shares. The Option Agreement shall specify the number of
              ----------------
Options granted to the Participant, as determined by the Committee in its sole discretion.

          (d) Exercisability. At the time of grant, the Committee shall specify
              --------------
when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise, subject to the terms of the Option Agreement and the Plan. No Option shall be exercisable after the expiration of ten years from the date of grant (five years, in the case of an Incentive Stock Option granted to a Substantial Stockholder). Each Option shall be subject to earlier termination as provided in Section 7 below. Anything herein to the contrary notwithstanding, no Option shall be exercised until after the occurrence of an Equity Investor Transaction and all Options shall terminate if an Equity Investor Transaction shall not occur.

          (e) Special Rule for Incentive Options. If required by Section 422 of
              ----------------------------------
the Code, to the extent the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Options shall not be treated as Incentive Stock Options. Nothing in this special rule shall be construed as limiting the exercisability of any Option, unless the Committee expressly provides for such a limitation at time of grant.

          (f) Acceleration of Exercisability Upon Change of Control. All Options
              -----------------------------------------------------
granted and not previously exercisable shall become fully exercisable immediately upon a Change of Control (as defined herein), if a Change of Control occurs subsequent to an initial public offering of the Common Stock of Holdings, or immediately upon a Termination of Employment of the Participant by the Company without Cause (as defined herein), if the Termination of Employment occurs subsequent to a Change of Control (without regard to whether an IPO has therefore occurred). For this purpose, a "Change of Control" shall be deemed to have occurred upon:

              (i) an acquisition directly or indirectly by any individual, entity or group (within the meaning of Section 13d-3 or 14d-1 of the Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 50% of the combined voting power of the then outstanding voting securities of Holdings entitled to vote generally in the election of directors (the "Outstanding Holdings Voting Securities"); excluding, however, the following: (x) any acquisition by the Company, (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses
    (A), (B) and (C) of paragraph (iii) of this Section 6(f) are satisfied; or

              (ii) a change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (the Board as of the Effective Date shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that, for purposes of this Subsection, any individual who becomes a member of the Board subsequent, to the Effective Date and whose election, or nomination for election by the Holdings stockholders, was approved by the members of the Board who also are members of the Incumbent Board (or so deemed to be pursuant to this proviso) shall be deemed a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed a member of the Incumbent Board; or

              (iii) the approval by the stockholders of Holdings of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (A) the beneficial owners (or beneficiaries of the beneficial owners) of the outstanding Shares and Outstanding Holdings Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding Holdings Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the outstanding Shares or Outstanding Holdings Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (iv) the approval of the stockholders of Holdings of (A) a complete liquidation or dissolution of Holdings or (B) the sale or other disposition of all or substantially all the assets of Holdings; excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 60% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners (or beneficiaries of the beneficial owners), respectively, of the outstanding Shares and Outstanding Holdings Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Shares and Outstanding Holdings Voting Securities, as the case may be, (y) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Shares or Outstanding Holdings Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

     (g) Exercise of Options.
         -------------------

          (i) A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Options are being exercised.

          (ii) Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise as follows:

                    (A) in cash or by check, bank draft or money order payable to the order of Holdings;

                    (B) if so permitted by the Committee: (I) through the delivery of unencumbered Shares (including Shares being acquired pursuant to the Options then being exercised), provided such Shares (or such Options) have been owned by the Participant for such period as may be required by applicable accounting standards to avoid a charge to earnings,
     (II) through a combination of Shares and cash as provided above, (III) by delivery of a promissory note of the Participant to Holdings, such promissory note to be payable, in the case of an Incentive Stock Option, on such terms as are specified in the Option Agreement (except that, in lieu of a stated rate of interest, the Option Agreement may provide that the rate of interest on the promissory note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the Code), or (IV) by a combination of cash (or cash and Shares) and the Participant's promissory note; provided, that, if the Shares delivered upon exercise of the Option is an original issue of authorized Shares, at least so much of the exercise price as represents the par value of such Shares shall be paid in cash or by a combination of cash and Shares;

                    (C) through the delivery of irrevocable instructions to a broker to deliver promptly to Holdings an amount equal to the aggregate Purchase Price; or

                    (D) on such other terms and conditions as may be acceptable to the Committee and in accordance with applicable law.

          (iii) Upon receipt of payment, Holdings shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

7.   Effect of Termination of Employment
     -----------------------------------

          (a) Death, Disability, Retirement, etc. Except as otherwise provided
              -----------------------------------
in the Participant's Option Agreement, upon Termination of Employment, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Employment (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Employment) shall remain exercisable by the Participant to the extent not exercised for the following time periods (subject to Section 6(d)):

               (i) In the event of the Participant's death, such Options shall remain exercisable (by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one year from the date of the Participant's death, provided that the Committee, in its discretion, may at any time extend such time period to up to three years from the date of the Participant's death.

               (ii) In the event of the Participant's Disability, or the Participant retires at or after age 65 (or, with the consent of the Committee or under an early retirement policy of the Company, before age
     65), or if the Participant's employment is terminated by the Company without Cause, such Options shall remain exercisable for one year from the date of the Participant's Termination of Employment, provided that the Committee, in its discretion, may at any time extend such time period to up to three years from the date of the Participant's Termination of Employment.

          (b)  Cause. Upon the Termination of Employment of a Participant for
               -----
Cause or by the Participant in violation of an agreement between the Participant and Holdings or any of its Subsidiaries, or if it is discovered after such Termination of Employment that such Participant had engaged in conduct that would have justified a Termination of Employment for Cause, all outstanding Options shall immediately be canceled. Termination of Employment for "Cause" means (i) the Participant's willful and continued failure substantially to perform his or her duties with the Company, (ii) fraud, misappropriation or intentional material damage to the property or business of the Company or (iii) commission of a felony.

          (c) Other Termination. In the event of Termination of Employment for
              -----------------
any reason other than as provided in Section 7(a) or 7(b), all outstanding Options not exercised by the Participant prior to such Termination of Employment shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of three months after such termination, provided that the Committee in its discretion may extend such time period to up to one year from the date of the Participant's Termination of Employment, and provided further that no Options that were not exercisable during the period of employment shall thereafter become exercisable, unless the Committee determines that such Options shall be exercisable.

8.  Nontransferability of Options
    -----------------------------

          No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately become null and void.


9.   Rights as a Stockholder
     -----------------------

          A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.


10.  Determinations
     --------------

          Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, Holdings and its Subsidiaries, directors, officers and other employees of Holdings and its Subsidiaries, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.


11.  Termination, Amendment and Modification
     ---------------------------------------

          The Plan shall terminate at the close of business on the tenth anniversary of the Effective Date, unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the termination date of the Plan. At any time prior to the tenth anniversary of the Effective Date, the Board or the Committee may amend or terminate the Plan or suspend the Plan in whole or in part. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of Holdings, effect any change that would require stockholder approval under applicable law.

          Nothing contained in this Section 11 shall be deemed to prevent the Board or the Committee from authorizing amendments of outstanding Options of Participants, including, without limitation, the reduction of the Purchase Price specified therein (or the granting or issuance of new Options at a lower Purchase Price upon cancellation of outstanding Options), as long as all Options outstanding at any one time shall not call for issuance of more Shares than the remaining number provided for under the Plan and as long as the provisions of any amended Options would have been permissible under the Plan, if such Option, had been originally granted or issued as of the date of such amendment with such amended terms.

          Notwithstanding anything to the contrary contained in this Section 11, no termination, amendment or modification of the Plan may, without the consent of the Participant or the permitted transferee of such Participant's Option, alter or impair the rights and obligations arising under any then outstanding Option.

12.  Non-Exclusivity
     ---------------

          Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of Holdings for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or limited in application.

13.  Use of Proceeds
     ---------------

           The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of Holdings and used for its general corporate purposes as the Board shall determine.

14.  General Provisions
     ------------------

          (a) Right to Terminate Employment. Neither the adoption of the Plan
              -----------------------------
nor the grant of Options shall impose any obligation on the Company to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company, subject however to the provisions of any agreement between the Company and the Participant.

          (b) Purchase for Investment. If the Board determines that the law so
              -----------------------
requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to Holdings a written statement, in form satisfactory to Holdings, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Securities Act of 1933 (the "Securities Act'), which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to Holdings, from counsel approved by Holdings as to the availability of such exception.

          (c) Trusts, etc. This Plan is intended to be an "unfunded" deferred
              -----------
compensation plan. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between Holdings and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by Holdings in connection with the Plan shall continue to be part of the general funds of Holdings, and no individual or entity other than Holdings shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from Holdings pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of Holdings.

          (d) Notices. Each Participant shall be responsible for furnishing the
              -------
Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

          (e) Severability of Provisions. If any provisions of the Plan shall be
              --------------------------
held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

          (f) Payment to Minors, Etc. Any benefit payable to or for the
              ----------------------
benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          (g) Headings and Captions. The headings and captions herein are
              ---------------------
provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

          (h) Controlling Law. The Plan shall be construed and enforced
              ---------------
according the laws of the State of New York.

15.  Issuance of Stock Certificates;
     Legends; Payment of Expenses
     ------------------------------

          (a) Stock Certificates. Upon any exercise of an Option and payment of
              ------------------
the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by Holdings in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

          (b) Legends. Certificates for Shares issued upon exercise of an Option
              -------
shall bear such legend or legends as the Committee, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between Holdings and the Participant with respect to such Shares, including, without limitation, any right of the Company to purchase Shares issued to the Participant upon the exercise of Options as contained in the Option Agreement.

          (c) Payment of Expenses. The Company shall pay all issue or transfer
              -------------------
taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


16.  Listing of Shares and Related Matters
     -------------------------------------

          If at any time the Board shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the award or sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

17.  Withholding Taxes
     -----------------

          Holdings shall be entitled to withhold (or secure payment from the Participant in cash or other property, including Shares already owned by the Participant for six months or more (valued at the Fair Market Value thereof on the date of delivery) in lieu of withholding) the amount of any Federal, state or local taxes required by law to be withheld by Holdings for any Shares or cash payments deliverable under this Plan, and Holdings may defer such delivery unless such withholding requirement is satisfied.